Exhibit 99.1

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS A 10.7% INCREASE IN OPERATING FFO PER DILUTED SHARE TO $0.31

FOR THE QUARTER ENDED JUNE 30, 2015

BEACHWOOD, OHIO, July 29, 2015 – DDR Corp. (NYSE: DDR) today announced operating results for the second quarter ended June 30, 2015.

Financial Highlights

•	Second quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $10.1 million to $111.4 million, or $0.31 per diluted share, compared to $101.3 million, or $0.28 per diluted share, for the prior-year comparable period.

•	Second quarter net income attributable to common shareholders was $13.0 million, or $0.03 per diluted share, which compares to net income of $67.8 million, or $0.19 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same store net operating income growth of 3.0% on a pro rata basis

•	Executed 369 new leases and renewals for 2.9 million square feet

•	The annualized base rent per occupied square foot was $14.37 at June 30, 2015 as compared to $13.72 at June 30, 2014, an increase of 4.7% on a pro rata basis

•	Generated new leasing spreads of 25.4% on a pro rata basis, and renewal leasing spreads of 7.2% on a pro rata basis

•	The portfolio leased rate was 95.8% at June 30, 2015 and 2014 on a pro rata basis

•	Acquired $111 million of wholly-owned prime power centers

•	Sold ten assets totaling $60 million at DDR’s share

•	Repaid $153 million, 5.50% senior unsecured notes at maturity

•	Amended and restated $750 million unsecured revolving credit facility to extend the final maturity date to June 2020, including options. The smaller unsecured revolving credit facility was also amended to reduce the commitment to $50 million and modify certain other terms to conform to the primary facility. Pricing on both amended revolving credit facilities was reduced and is currently set at LIBOR plus 100 basis points, a decrease of 15 basis points from the previous rate, and is determined based upon DDR’s credit ratings.

•	Entered into a $400 million unsecured term loan with Wells Fargo Bank, as administrative agent, and PNC Bank, as syndication agent. The unsecured term loan has a maturity date of April 2020, including options. Pricing on the unsecured term loan is currently set at LIBOR plus 110 basis points and is determined based upon DDR’s credit ratings. There was $300 million drawn at June 30, 2015.

•	Repaid $257 million of mortgage debt that had encumbered four prime power centers

“We are pleased to report another strong quarter of operational and transactional results driving an increase in earnings,” commented David J. Oakes, president and chief executive officer of DDR. “Our portfolio transformation and operating platform continue to drive earnings growth and generate net asset value for our shareholders.”

2015 Guidance

•	There has been no change in Operating FFO per share guidance since the initial release on January 7, 2015. The Company continues to estimate Operating FFO for 2015 between $1.20 and $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three months ended June 30, 2015. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 401 value-oriented shopping centers representing 119 million square feet in 41 states and Puerto Rico. The Company’s portfolio is comprised primarily of large-format power centers located in top U.S. markets, and is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, July 30, 2015, at 10:00 a.m. Eastern Time. To participate, please dial 877.249.1119 (domestic) or 412.542.4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	2Q15	2Q14	6M15	6M14
Revenues:
Minimum rents (1)	$179,363	$169,395	$360,060	$335,582
Percentage rent	1,372	624	2,757	2,265
Recoveries	62,021	56,031	126,101	113,831
Ancillary income	4,648	5,935	8,866	12,138
Other revenues (2)	1,528	2,176	1,898	3,634

	248,932	234,161	499,682	467,450
Expenses (3):
Operating and maintenance	36,029	33,990	74,755	70,577
Real estate taxes	37,797	35,085	75,426	69,061

	73,826	69,075	150,181	139,638

Net operating income	175,106	165,086	349,501	327,812

Other income (expense):
Fee income	8,391	7,879	16,466	16,102
Interest income	7,211	3,158	14,372	6,286
Interest expense (4)	(61,287)	(59,634)	(124,307)	(119,332)
Depreciation and amortization	(99,300)	(95,203)	(202,315)	(198,823)
General and administrative (5)	(19,271)	(19,085)	(37,866)	(39,338)
Other income (expense), net (6)	2,368	(4,100)	(1,060)	(8,283)
Impairment charges (7)	0	(14,342)	(279,021)	(16,671)

Income (loss) before earnings from equity method investments and other items	13,218	(16,241)	(264,230)	(32,247)
Equity in net income of joint ventures	1,642	1,131	1,703	6,621
Impairment of joint venture investments	0	0	0	(9,100)
(Loss) gain on sale and change in control of interests, net	(6,507)	83,830	7,772	83,830
Income from discontinued operations (8)	0	7,345	0	10,357
Tax expense	(573)	(642)	(5,473)	(1,327)
Gain on disposition of real estate, net of tax	11,267	1,472	36,361	383

Net income (loss)	19,047	76,895	(223,867)	58,517
Non-controlling interests (9)	(449)	(878)	(1,322)	860

Net income (loss) attributable to DDR	18,598	76,017	(225,189)	59,377
Write-off of preferred share original issuance costs	0	(1,943)	0	(1,943)
Preferred dividends	(5,594)	(6,259)	(11,188)	(12,867)

Net income (loss) attributable to Common Shareholders	13,004	67,815	(236,377)	44,567

FFO:
Net income (loss) attributable to common shareholders	13,004	67,815	(236,377)	44,567
Depreciation and amortization of real estate investments	97,239	97,677	198,106	204,744
Equity in net income of joint ventures	(1,642)	(1,131)	(1,703)	(6,621)
Joint ventures’ FFO	7,502	7,377	14,519	16,120
Non-controlling interests (OP units)	248	223	497	285
Impairment of depreciable real estate	0	1,102	179,748	11,491
Gain on disposition of depreciable real estate, net	(11,312)	(90,937)	(36,548)	(102,648)

FFO attributable to Common Shareholders	105,039	82,126	118,242	167,938
Non-operating items, net (10)	6,357	19,137	100,287	34,035

Operating FFO	$111,396	$101,263	$218,529	$201,973

FFO per share – Diluted (11)	$0.29	$0.23	$0.33	$0.47
Operating FFO per share – Diluted (11)	$0.31	$0.28	$0.60	$0.56

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Period End
	2Q15	4Q14
Assets:
Land	$2,208,102	$2,208,468
Buildings	6,988,655	7,087,040
Fixtures and tenant improvements	672,612	645,035

	9,869,369	9,940,543
Less: Accumulated depreciation	(1,998,760)	(1,909,585)

	7,870,609	8,030,958
Construction in progress and land	311,005	395,242

Real estate, net	8,181,614	8,426,200

Investments in and advances to joint ventures	399,218	414,848
Cash	25,268	20,937
Restricted cash	11,417	11,375
Notes receivable, net	47,304	56,245
Receivables, including straight-line rent, net	128,509	132,661
Other assets, net (12)	432,257	479,629

Total Assets	9,225,587	9,541,895

Liabilities and Equity:
Revolving credit facilities	241,474	29,009
Unsecured debt	3,115,459	2,765,893
Unsecured term loan	300,000	350,000
Mortgage and other secured debt	1,603,231	2,089,805

	5,260,164	5,234,707
Dividends payable	67,884	61,468
Other liabilities (13)	450,070	448,192

Total Liabilities	5,778,118	5,744,367

Preferred shares	350,000	350,000
Common shares	36,117	36,071
Paid-in-capital	5,448,298	5,438,778
Accumulated distributions in excess of net income	(2,408,151)	(2,047,212)
Deferred compensation obligation	16,980	16,609
Accumulated other comprehensive income	(6,137)	(7,352)
Less: Common shares in treasury at cost	(16,819)	(16,646)
Non-controlling interests	27,181	27,280

Total Equity	3,447,469	3,797,528

Total Liabilities and Equity	$9,225,587	$9,541,895

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	2Q15	2Q14	6M15	6M14
Revenues:
Minimum rents	$98,437	$82,910	$202,174	$181,475
Percentage rent	353	324	942	733
Recoveries	30,603	21,309	61,462	43,192
Other revenues	3,673	7,598	6,088	23,241

	133,066	112,141	270,666	248,641
Expenses:
Operating and maintenance	30,944	26,611	63,655	61,746
Real estate taxes	17,470	12,584	35,741	25,256

	48,414	39,195	99,396	87,002

Net operating income	84,652	72,946	171,270	161,639

Other income (expense):
Interest expense	(33,593)	(41,787)	(74,496)	(91,844)
Depreciation and amortization	(51,482)	(34,517)	(108,219)	(75,730)
Impairment charges	0	(600)	(448)	(600)
Tax expense	0	(2,425)	0	(6,565)
Other income (expense), net	(217)	252	(584)	(2,790)

	(85,292)	(79,077)	(183,747)	(177,529)
Loss from continuing operations	(640)	(6,131)	(12,477)	(15,890)
Loss from discontinued operations	0	(1,695)	0	(4,187)
Gain on disposition of discontinued operations, net	0	2,038	0	23,511
Loss on disposition of real estate, net	(1,358)	0	(1,571)	0
Non-controlling interests	0	(535)	0	(2,023)

Net (loss) income attributable to unconsolidated joint ventures	(1,998)	(6,323)	(14,048)	1,411
Depreciation and amortization of real estate investments	51,482	38,272	108,219	82,447
Impairment of depreciable real estate	0	600	448	600
Loss (gain) on disposition of depreciable real estate, net	1,358	(1,947)	1,571	(23,420)

FFO	50,842	30,602	96,190	61,038
FFO at DDR’s ownership interests	7,502	7,377	14,519	16,120
Operating FFO at DDR’s ownership interests	7,501	7,158	14,523	16,253

Net income at DDR’s ownership interests	1,317	1,436	1,070	6,167
Basis differences	325	(305)	633	454

Equity in net income of joint ventures	$1,642	$1,131	$1,703	$6,621

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Period End
	2Q15	4Q14
Assets:
Land	$1,346,862	$1,439,849
Buildings	3,566,004	3,854,585
Fixtures and tenant improvements	184,661	200,696

	5,097,527	5,495,130
Less: Accumulated depreciation	(770,122)	(773,256)

	4,327,405	4,721,874
Land held for development and construction in progress	54,209	55,698

Real estate, net	4,381,614	4,777,572
Cash and restricted cash	80,234	100,812
Receivables, including straight-line rent, net	48,814	80,508
Other assets, net	346,595	394,751

Total Assets	4,857,257	5,353,643

Liabilities and Equity:
Mortgage debt	3,247,337	3,552,764
Notes and accrued interest payable to DDR	3,031	144,831
Other liabilities	205,924	276,998

Total Liabilities	3,456,292	3,974,593

Redeemable preferred equity	309,150	305,310
Accumulated equity	1,091,815	1,073,740

Total Liabilities and Equity	$4,857,257	$5,353,643

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		2Q15	2Q14	6M15	6M14

(1)	Minimum rents:
	Straight-line rent, net	$0.7	$1.5	$2.1	$2.5
	Below-market rent, net	0.9	0.7	1.2	0.6
	Ground lease revenue	9.3	8.1	18.4	16.0

(2)	Other revenues:
	Lease termination fees	1.4	2.0	1.6	3.3
	Other miscellaneous	0.1	0.2	0.3	0.4

(3)	Operating expenses:
	Recoverable expenses (2014 excludes sold assets)	(67.8)	(62.4)	(138.5)	(125.3)
	Non-recoverable expenses (2014 excludes sold assets)	(6.0)	(6.7)	(11.7)	(14.3)
	Straight-line ground rent expense	(0.1)	(0.3)	(0.3)	(0.6)
	Expensed costs of suspended developments	(0.2)	(0.3)	(0.3)	(0.7)

(4)	Non-cash interest expense:
	Convertible debt accretion	(3.0)	(2.8)	(5.9)	(5.6)
	Debt fair value amortization	4.5	4.1	9.8	8.4
	Loan cost amortization	(2.4)	(3.1)	(5.0)	(6.3)
	Interest expense (capitalized)	1.6	2.2	3.2	4.0

(5)	General and administrative expenses:
	Executive separation charges	(1.7)	(0.0)	(2.3)	(0.0)
	Stock compensation expenses	(1.5)	(2.0)	(3.6)	(3.9)
	Internal leasing expenses	(1.7)	(1.8)	(3.7)	(3.8)
	Construction administrative costs (capitalized)	2.2	2.5	4.6	4.9

(6)	Other income (expense):
	Transactions and other, net	(0.0)	(3.4)	(0.2)	(7.3)
	Litigation expenses	(0.0)	(0.7)	(0.0)	(1.0)
	Debt extinguishment, net	2.4	0.0	(0.9)	0.0

(7)	Impairment charges:
	Assets marketed for sale	(0.0)	(1.1)	(179.7)	(11.5)
	Land previously held for development	(0.0)	(13.2)	(99.3)	(13.7)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		2Q15	2Q14	6M15	6M14

(8)	Discontinued operations:
	Revenues	n/a	$11.5	n/a	$25.6
	Expenses	n/a	(6.0)	n/a	(13.5)
	Impairments	n/a	(0.0)	n/a	(8.5)
	Depreciation	n/a	(4.7)	n/a	(10.4)
	Gain on disposition of real estate, net	n/a	6.5	n/a	17.2

	Net income	n/a	7.3	n/a	10.4

	Note: Presented for 2014 only as DDR adopted the new accounting guidance on January 1, 2015, which changed the definition for reporting.

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	(0.3)	(0.2)	(0.9)	(0.4)
	Operating FFO attributable to non-controlling interests	(0.3)	(0.2)	(0.5)	(0.4)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	0.0	13.2	99.3	22.8
	Executive separation charges	1.7	0.0	2.3	0.0
	Transaction, debt extinguishment, litigation, other, net	(1.9)	4.5	1.5	9.3
	Joint ventures – transaction, currency, other	0.0	(0.2)	0.0	0.1
	Non-cash loss (gain) on sale and change in control of interests, net	6.5	0.0	(7.8)	0.0
	Tax expense (primarily Puerto Rico restructuring)	0.0	0.0	4.4	0.0
	Loss (gain) on sale of non-depreciable real estate, net	0.1	(0.3)	0.6	(0.1)
	Non-cash write-off of preferred share original issuance costs	0.0	1.9	0.0	1.9

		6.4	19.1	100.3	34.0

(11)	Outstanding per share information:
	Common shares (at quarter end)	361.1	359.6	361.1	359.6
	OP units (at quarter end)	1.4	1.4	1.4	1.4

	Total shares and units (at quarter end)	362.5	361.0	362.5	361.0
	Weighted average shares and units – Basic – EPS	360.1	357.8	359.9	357.7
	Assumed conversion of dilutive securities	4.1	0.5	0.0	0.5

	Weighted average shares and units – Diluted – EPS	364.2	358.3	359.9	358.2
	Weighted average shares and units – Basic – FFO & OFFO	362.5	360.1	362.4	359.8
	Assumed conversion of dilutive securities	0.4	0.5	0.5	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	362.9	360.6	362.9	360.3
	Earnings per common share – Basic & Diluted	$0.03	$0.19	$(0.66)	$0.12
	FFO per share – Basic & Diluted	$0.29	$0.23	$0.33	$0.47
	Operating FFO per share – Diluted	$0.31	$0.28	$0.60	$0.56
	Common stock dividends declared, per share	$0.1725	$0.155	$0.345	$0.31

(12)	Intangible assets, net (at quarter and year end)			353.2	389.2

(13)	Below-market leases, net (at quarter and year end)			149.9	139.3

DDR Corp.

Financial Statements: Footnotes

	2Q15	2Q14	6M15	6M14

Additional financial information

Capital expenditures (DDR share):
Retenanting	$10.7	$9.3	$22.7	$20.6
Maintenance – total	4.3	2.1	5.9	3.2
Maintenance PSF of owned GLA – non reimbursable			0.04	0.04

Miscellaneous (DDR share):
Est. value of land owned adjacent to existing centers (at quarter end)			26.5
Cost basis of headquarters (non-income producing at quarter end)			40.0